United
                    Government
                    Securities
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    ---------------------------------------
                    For the fiscal year ended March 31, 1999

MANAGER'S LETTER
-----------------------------------------------------------------
MARCH 31, 1999


Dear Shareholder:

This report relates to the operation of United Government Securities Fund for the fiscal year ended March 31, 1999. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

During the past fiscal year, Treasury interest rates fell dramatically and yet nearly every other government security declined in value relative to U.S. Treasury securities. One proximate cause for this decline was Russia defaulting on its bonded debt and other countries threatening to follow suit. Many of the world's central banks reduced their short term interest rates in order to inject financial liquidity into the financial markets. In light of the various financial crises around the world, the U.S. government securities market was viewed as one of the few legitimate places to invest.

Over the course of the fiscal year, the Fund purchased longer-term U.S. Treasury bonds. Unfortunately for short-term profit's sake, the Fund was primarily invested in U.S. government-guaranteed mortgage securities, which are less liquid than U.S. Treasury securities. Although these securities tend to be higher yielding, they were not as appealing to the fearful international investor as Treasury bonds. Because mortgage-backed securities tend to have greater prepayments as interest rates decline, the average maturity of the Fund shortened as rates declined during much of the fiscal year. However, when interest rates rose in the first quarter of 1999, mortgage-backed securities regained their appeal. The Fund also benefited from putable bonds issued by the Tennessee Valley Authority. Consistent with seeking long-term performance for the Fund, we refrained from active trading during the financial upheaval of 1998.

The strategies and techniques we applied resulted in the Fund modestly underperforming the index that represents the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities (the Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index) and outperforming the universe of funds with similar investment objectives (the Lipper General U.S. Government Fund Universe Average). Both indexes are charted on the following page.

Worldwide inflation remains low and U.S. interest rates remain higher than other developed nations. The Federal Reserve maintains, in our opinion, a tight monetary policy, especially relative to the underlying inflation rate. For these reasons, we believe that interest rates can fall further, but we do not expect that the interest rate environment will be as volatile as it has been in the recent past.

Thank you very much for your continued support and confidence in our organization.

Respectfully,
James C. Cusser
Manager, United Government Securities Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
            United Government Securities Fund, Inc., Class A Shares,
     The Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index and the Lipper General U.S. Government Fund Universe Average

                             United
                         GovernmentSalomon Brothers        Lipper
                         Securities      Treasury/   General U.S.
                              Fund,Government Spon-    Govt. Fund
                              Classsored/ Mortgage       Universe
                           A Shares     Bond Index        Average
                         --------------------------  ------------
     03/31/89 Purchase        9,575         10,000         10,000
     03/31/90                10,538         11,236         10,967
     03/31/91                11,664         12,686         12,196
     03/31/92                12,972         14,124         13,414
     03/31/93                14,998         15,965         15,078
     03/31/94                15,232         16,348         15,323
     03/31/95                15,917         17,154         15,774
     03/31/96                17,586         18,961         17,234
     03/31/97                18,246         19,890         17,823
     03/31/98                20,407         22,223         19,862
     03/31/99                21,517         23,683         20,914

===== United Government Securities Fund, Inc., Class A Shares*-$21,517 +++++ Salomon Brothers Treasury/Government Sponsored/Mortgage Bond Index - $23,683
----- Lipper General U.S. Govt. Fund Universe Average - $20,914

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.

                Annual Average Total Return+
                    Class A++  Class Y
                    ---------  -------

Year Ended
  3/31/99               0.96%     5.71%
5 Years Ended
  3/31/99               6.23%     N/A
10 Years Ended
  3/31/99               7.96%     N/A
Life of
  Class Y +++           N/A       7.02%

  +Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++Performance data quoted represents past performance and is based on deduction of a 4.25% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/99.

  Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
-------------------------------------------------------------
United Government Securities Fund, Inc.

PORTFOLIO STRATEGY:
Long-term U.S. Government  OBJECTIVE:   As high a current income
Securities                              as is consistent with
                                        safety of principal.  (Fund shares are
                                        not
Short-term U.S. Government              guaranteed by the
Securities                              U.S. Government or any
                                        government agency.
Intermediate-term U.S.                  Fund share value and
Government Securities                   yield will fluctuate due to changing
                                        interest rates or other market
                                        conditions and the investor may
                                        experience a loss.)

                            STRATEGY:   Invests primarily in debt securities
                                        issued or guaranteed by the U.S.
                                        Government or its agencies or
                                        instrumentalities.

                             FOUNDED:   1982

        SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 1999
----------------------------------------
DIVIDENDS PAID                   $0.32
                                 =====
NET ASSET VALUE ON
   3/31/99                      $ 5.43
   3/31/98                        5.46
                                ------
CHANGE PER SHARE                $(0.03)
                                ======

Past performance is not necessarily indicative of future results.



                        TOTAL RETURN HISTORY


                              Average Annual Total Return
                              ---------------------------
                                  With          Without
Period                         Sales Load*   Sales Load**
------                        ------------  -------------
1-year period ended 3-31-99        0.96%         5.44%
5-year period ended 3-31-99        6.23%         7.15%
10-year period ended 3-31-99       7.96%         8.43%

Performance data quoted represents past performance and is based on deduction of 4.25% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On March 31, 1999, United Government Securities Fund, Inc. had net assets totaling $136,448,160 invested in a diversified portfolio.

As a shareholder of United Government Securities Fund, Inc., for every $100 you had invested on March 31, 1999, your Fund owned:

 $37.17  Federal National Mortgage Association Bonds
  22.23  Miscellaneous U.S. Government Backed Bonds
  15.67  Federal Home Loan Mortgage Corporation Bonds
   8.43  United States Treasury
   8.35  Government National Mortgage Association Bonds
   8.15  Cash and Cash Equivalents

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1999

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-2003 .......................   $    22 $     23,475
   7.5%, 9-1-2007 ........................        70       71,261
   6.5%, 9-25-2018 .......................     2,500    2,535,150
   7.0%, 1-15-2019 .......................     4,500    4,578,750
   6.25%, 1-15-2021 ......................     3,500    3,520,755
   8.0%, 2-1-2023 ........................     1,500    1,560,114
   6.5%, 11-1-2024 .......................     1,970    1,964,835
   7.0%, 12-1-2025 .......................     7,022    7,126,962
   Total .................................             21,381,302

 Federal National Mortgage Association:
   8.5%, 8-1-2001 ........................     3,859    3,899,518
   5.98%, 6-18-2003 ......................     2,000    2,000,940
   5.875%, 7-16-2003 .....................     2,000    1,995,000
   7.0%, 10-25-2003 ......................     5,649    5,634,421
   7.135%, 6-1-2007 ......................     5,616    5,950,830
   7.15%, 6-1-2007 .......................     2,278    2,416,073
   8.4%, 2-25-2009 .......................     4,843    5,009,399
   0.0%, 2-12-2018 .......................     2,500      747,975
   7.0%, 9-25-2020 .......................       500      508,435
   11.0%, 10-1-2020 ......................     2,507    2,809,044
   6.5%, 8-25-2021 .......................     7,000    6,983,620
   7.0%, 12-1-2023 .......................     6,338    6,424,659
   7.42%, 10-1-2025 ......................     6,083    6,344,850
   Total .................................             50,724,764

 Government National Mortgage Association:
   8.5%, 5-15-2023 .......................     2,101    2,279,599
   7.0%, 7-15-2023 .......................     2,941    2,988,855
   7.0%, 8-20-2027 .......................       798      806,648
   9.75%, 11-15-2028 .....................     2,919    3,196,239
   7.75%, 10-15-2031 .....................     1,972    2,128,130
   Total .................................             11,399,471

 United States Treasury:
   6.5%, 8-15-2005 .......................     2,500    2,650,775
   6.5%, 10-15-2006 ......................     1,000    1,065,310
   6.125%, 11-15-2027 ....................     7,500    7,783,575
   Total .................................             11,499,660


                See Notes to Schedule of Investments on page 7.

THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-2012  ...................   $ 6,853 $  7,051,262
   Tennessee Valley Authority,
    5.88%, 4-1-2036  .....................     7,750    7,812,543
   United States Department of Veterans Affairs,
    Guaranteed REMIC Pass-Through Certificates,
    Vendee Mortgage Trust:
    1997-2 Class C,
    7.5%, 8-15-2017  .....................     3,500    3,587,500
    1998-1 Class 2-B,
    7.0%, 6-15-2019  .....................     3,000    3,057,180
    1998-3 Class B,
    6.5%, 5-15-2020  .....................     1,500    1,510,770
    1999-1 Class 2-B,
    6.5%, 8-15-2020  .....................     3,000    3,050,550
   United States Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-2015  ......................     4,173    4,256,621
    Total  ...............................             30,326,426

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 91.85%                                 $125,331,623
 (Cost: $122,952,831)

SHORT-TERM SECURITIES - 7.84%
 J.P. Morgan Securities Inc., 4.8% Repurchase
   Agreement dated 3-31-99, to be
   repurchased at $10,696,426 on 4-1-99* .    10,695 $ 10,695,000
 (Cost: $10,695,000)

TOTAL INVESTMENT SECURITIES - 99.69%                 $136,026,623
 (Cost: $133,647,831)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.31%         421,537

NET ASSETS - 100.00%                                 $136,448,160

Notes to Schedule of Investments
*Collateralized by $7,009,000 U.S. Treasury Bonds, 12.5% due 8-15-2014; market value and accrued interest aggregate $10,767,576.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share Amounts)

Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $136,027
 Cash   ............................................           21
 Receivables:
   Interest ........................................        1,263
   Fund shares sold ................................          177
   Investment securities sold ......................            1
 Prepaid insurance premium  ........................           11
                                                         --------
    Total assets  ..................................      137,500
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................          927
 Dividends payable  ................................           49
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           34
 Accrued service fee (Note 2)  .....................           24
 Accrued accounting services fee (Note 2)  .........            3
 Accrued distribution fee (Note 2)  ................            2
 Accrued management fee (Note 2)  ..................            1
 Other  ............................................           12
                                                         --------
    Total liabilities  .............................        1,052
                                                         --------
      Total net assets..............................     $136,448
                                                         ========
Net Assets
 $0.01 par value capital stock
   Capital stock ...................................     $    251
   Additional paid-in capital ......................      135,362
 Accumulated undistributed income:
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (1,544)
   Net unrealized appreciation in value of
    investments  ...................................        2,379
                                                         --------
    Net assets applicable to outstanding units
      of capital ...................................     $136,448
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $5.43
 Class Y  ..........................................        $5.43
Capital shares outstanding
 Class A  ..........................................       24,824
 Class Y  ..........................................          322
Capital shares authorized ..........................    3,000,000


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1999
(In Thousands)

Investment Income
 Interest and amortization (Note 1B)  ..............       $9,185
                                                           ------
 Expenses (Note 2):
   Investment management fee .......................          531
   Service fee - Class A ...........................          317
   Transfer agency and dividend disbursing - Class A          275
   Accounting services fee .........................           40
   Distribution fee - Class A ......................           17
   Custodian fees ..................................           11
   Audit fees ......................................            9
   Legal fees ......................................            3
   Shareholder servicing - Class Y .................            3
   Other ...........................................           87
                                                           ------
    Total expenses  ................................        1,293
                                                           ------
      Net investment income ........................        7,892
                                                           ------
Realized and Unrealized Gain (Loss) on
 Investments (Notes 1 and 3)
 Realized net gain on investments ..................        1,192
 Unrealized depreciation in value of investments
   during the period ...............................       (2,312)
                                                           ------
    Net loss on investments  .......................       (1,120)
                                                           ------
      Net increase in net assets resulting from
       operations  .................................       $6,772
                                                           ======


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)
                                        For the fiscal year ended
                                                 March 31,
                                        -------------------------
                                            1999        1998
                                        ------------ ------------
Increase in Net Assets
 Operations:
   Net investment income ............      $  7,892      $  7,980
   Realized net gain
    on investments  .................         1,192         1,267
   Unrealized appreciation
    (depreciation)  .................        (2,312)        5,459
                                           --------      --------
    Net increase in net assets
      resulting from operations .....         6,772        14,706
                                           --------      --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ..........................        (7,788)       (7,909)
   Class Y ..........................          (104)          (71)
                                           --------      --------
                                             (7,892)       (7,980)
                                           --------      --------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (6,970,185 and 2,736,771
      shares, respectively) .........        38,397        14,751
    Class Y (350,988 and 357,555
      shares, respectively) .........         1,930         1,951
   Proceeds from reinvestment of
    dividends:
    Class A (1,302,550 and 1,331,822
      shares, respectively) .........         7,154         7,147
    Class Y (18,673 and 12,802
      shares, respectively) .........           102            69
   Payments for shares redeemed:
    Class A (7,386,747 and 4,991,427
      shares, respectively) .........       (40,510)      (26,766)
    Class Y (520,971 and 24,157
      shares, respectively) .........        (2,854)         (130)
                                           --------      --------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions ............         4,219        (2,978)
                                           --------      --------
      Total increase ................         3,099         3,748
Net Assets
 Beginning of period  ...............       133,349       129,601
                                           --------      --------
 End of period  .....................      $136,448      $133,349
                                           ========      ========
   Undistributed net investment income         $---          $---
                                               ====          ====
                 *See "Financial Highlights" on pages 11 - 12.
                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.46  $5.19   $5.32  $5.13   $5.23
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.32   0.33    0.33   0.34    0.32
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.03)  0.27   (0.13)  0.19   (0.10)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.29   0.60    0.20   0.53    0.22
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.32) (0.33)  (0.33) (0.34)  (0.32)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.43  $5.46   $5.19  $5.32   $5.13
                              =====  =====   =====  =====   =====
Total return* ......           5.44% 11.84%   3.75% 10.48%   4.49%
Net assets, end
 of period (in
 millions)  ........           $134   $131    $129   $146    $150
Ratio of expenses
 to average net
 assets  ...........           0.96%  0.89%   0.91%  0.83%   0.82%
Ratio of net investment
 income to average
 net assets  .......           5.82%  6.14%   6.17%  6.34%   6.30%
Portfolio turnover
 rate  .............          37.06% 35.18%  34.18% 63.05%  41.57%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                          For the
                                                           period
                             For the fiscal year             from
                               ended March 31,           9/27/95*
                            ----------------------        through
                               1999   1998    1997        3/31/96
                            ------- ------  ------       --------
Net asset value,
 beginning of period          $5.46  $5.19   $5.32          $5.33
                              -----  -----   -----          -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.34    0.34           0.17
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.03)  0.27   (0.13)         (0.01)
                              -----  -----   -----          -----
Total from investment
 operations  .......           0.30   0.61    0.21           0.16
                              -----  -----   -----          -----
Less dividends declared
 from net investment
 income  ...........          (0.33) (0.34)  (0.34)         (0.17)
                              -----  -----   -----          -----
Net asset value,
 end of period  ....          $5.43  $5.46   $5.19          $5.32
                              =====  =====   =====          =====
Total return .......           5.71% 12.02%   3.99%          3.04%
Net assets, end of
 period (in
 millions)  ........             $2     $2      $1             $1
Ratio of expenses
 to average net
 assets  ...........           0.68%  0.66%   0.67%          0.60%**
Ratio of net
 investment income
 to average net
 assets  ...........           6.10%  6.37%   6.41%          6.40%**
Portfolio
 turnover rate  ....          37.06% 35.18%  34.18%         63.05%**

 *Commencement of operations.
 **Annualized.


                       See notes to financial statements.

UNITED GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide as high a current income as is consistent with safety of principal by investing in a portfolio of debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

E. Repurchase Agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check which was processed, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $502,515, out of which W&R paid sales commissions of $295,138 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $4,980, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of U.S. Government securities aggregated $53,675,020 while proceeds from maturities and sales aggregated $47,743,014. Purchases of short-term securities aggregated $1,892,147,219 while proceeds from maturities and sales aggregated $1,892,868,000.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $133,647,831, resulting in net unrealized appreciation of $2,378,792, of which $3,160,362 related to appreciated securities and $781,570 to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $1,096,236 during the year ended March 31, 1999. This capital gain net income was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers aggregated $1,548,923 at March 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $515,470 at March 31, 2003; $343,195 at March 31, 2004; and $690,258 at March 31, 2005.

     Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $719,357, which have been deferred to the fiscal year ended March 31, 1998.

NOTE 5 -- Multiclass Operations

     On July 31, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Government Securities Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the _Fund_) as of March 31, 1999, and the related statements of operations for the fiscal year then ended, the statement of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. as of March 31, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

INCOME TAX INFORMATION

     Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

     The dividends are not eligible for the dividend received deduction.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, Menlo Park, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
James C. Cusser, Vice President
Henry J. Herrmann, Vice President
John M. Holliday, Vice President
Theodore W. Howard, Vice President and Treasurer
Helge K. Lee, Vice President and Secretary

Lower sales charges are available by combining the net asset value ("NAV") of existing Class A shares of the Fund with additional purchases of Class A shares of any fund in the United Group, except that only the Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, may be combined.

For shareholders who have chosen the Income-Earned option or the Cash option for their distribution method: if the dividend distribution (for Income-Earned) or the total distribution (for Cash) is less than ten dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

This report is submitted for the general information of the shareholders of United Government Securities Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Government Securities Fund, Inc. current prospectus.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1011A(3-99)

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